Exhibit 10.9

THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT AND/OR SUBORDINATION AND INTERECREDITOR AGREEMENT IN FAVOR OF FAUNUS GROUP INTERNATIONAL, INC. AND EACH HOLDER HEREOF BY ITS ACCEPTANCE HEREOF SHALL BE BOUND BY THE PROVISIONS OF SUCH SUBORDINATION AGREEMENT.

PLEDGE AGREEMENT

This PLEDGE AGREEMENT, dated as of April 12, 2011 (together with all amendments, if any, from time to time hereto, this “Agreement”) between Jordan Glatt, an individual (the “Pledgor”), and WORLDWIDE STOCK TRANSFER LLC, a New Jersey limited liability company, in its capacity as collateral agent for the Purchasers (as defined below) (the “Pledgee”).

W I T N E S S E T H:

WHEREAS, Ads in Motion, Inc., a Delaware corporation (the “Company”) has entered into that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company, the Purchasers listed on Schedule I thereto (the “Purchasers”) and the other parties thereto (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “Securities Purchase Agreement”);

WHEREAS, the Company has issued those certain Senior Subordinated Secured Convertible Notes, dated as of the date hereof, to the Purchasers (as from time to time amended, restated, supplemented or otherwise modified, the “Notes”);

WHEREAS, Pledgor is the record and beneficial owner of the shares of stock listed on Schedule I hereto;

WHEREAS, Pledgor benefits from Company entering into the Securities Purchase Agreement and other Transaction Documents (as defined in the Securities Purchase Agreement) and as an inducement for Purchasers to enter into the Securities Purchase Agreement and other Transaction Documents, as applicable, Pledgor has agreed to pledge the Pledged Collateral (as defined below) to Pledgee in accordance herewith;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce the Purchasers to enter into the Securities Purchase Agreement and other Transaction Documents, as applicable, and provide credit thereunder it is agreed as follows:

1. Definitions.  Unless otherwise defined herein, terms defined in the Notes are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Bankruptcy Code” means title 11, United States Code, as amended from time to time, and any successor statute thereto.

“Code” means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the state of New York; provided that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Agent’s lien on any Pledged Collateral is governed by the Uniform Commercial Code  as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code  as enacted and in effect in such other jurisdiction solely for the purpose of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

“Event of Default” means (i) any failure by Pledgor to comply with or perform any covenant or any other provision in this Agreement, (ii) any representation or warranty in this Agreement being false or misleading in any respect, or any schedule, certificate, financial statement, report, notice or other writing furnished by Pledgor to Pledgee in connection herewith being false or misleading in any respect, (iii) Pledgee shall cease to have a valid first priority lien on all or any part of the Pledged Collateral or (iv) any “Event of Default” shall have occurred and be continuing under the Notes.

“Pledged Collateral” has the meaning assigned to such term in Section 2 hereof.

“Pledged Shares” means those shares listed on Schedule I hereto.

“Secured Obligations” has the meaning assigned to such term in Section 3 hereof.

2. Pledge.  Pledgor hereby pledges to Pledgee for itself and the benefit of the Purchasers a first priority security interest in all of the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds (including, without limitation, additional shares of stock) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares (collectively, “Pledged Collateral”).

3. Security for Obligations.  This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all obligations of any kind under or in connection with the Notes, the Securities Purchase Agreement and the other Transaction Documents and all obligations of Pledgor now or hereafter existing under this Agreement including, without limitation, all reasonable fees, costs and out-of-pocket expenses whether in connection with collection actions hereunder or otherwise (collectively, the “Secured Obligations”).

4. Delivery of Pledged Collateral.  The Pledged Shares shall be certificated and all certificates evidencing the Pledged Collateral shall be delivered to and held by Pledgee for itself and the benefit of the Purchasers pursuant hereto, such delivery to be made promptly after the execution and delivery of this Agreement (and, in any event, no later than 10 days after the date of this Agreement).  All Pledged Shares shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Pledgee.

5. Representations and Warranties.  Pledgor represents and warrants to Pledgee that:

(a) Pledgor is the sole holder of record and the sole owner of such Pledged Collateral pledged by Pledgor free and clear of any lien or other security interest or encumbrance thereon or affecting the title thereto, except for any lien and security interest created by this Agreement;

(b) All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable;

(c) Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by Pledgor to Pledgee as provided herein;

(d) None of the Pledged Shares have been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject and none of the Pledge Shares are subject to any restrictions or limitations on the sale or divestiture thereof;

(e) All of the Pledged Shares are presently owned by Pledgor, and are presently represented by the certificates listed on Schedule I hereto.  As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Shares;

(f) No material consent, approval, authorization or other order or other action by, and no notice to or filing with, any governmental authority or any other Person is required (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the exercise by Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

(g) The pledge, assignment and delivery of the Pledged Collateral (together with duly executed instruments of transfer or assignment in blank and appropriate endorsements) pursuant to this Agreement will create a valid first priority lien on and a first priority perfected security interest in favor of the Pledgee for the benefit of the Purchasers in the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other liens, security interests or encumbrances;

(h) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditor’s rights generally;

(i) The Pledged Shares constitute 69.5% of the issued and outstanding shares of stock of the Company; and

The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

6. Covenants.  Pledgor covenants and agrees:

(a) Without the prior written consent of Pledgee, Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral or grant a lien or other security interest or encumbrance in the Pledged Collateral;

(b) Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as Pledgee from time to time may request in order to ensure to Pledgee the benefits of the liens and security interests in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary Code financing statements, which may be filed by Pledgee with or (to the extent permitted by law) without the signature of Pledgor, and will cooperate with Pledgee, at Pledgor’s expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such liens and security interests or any sale or transfer of the Pledged Collateral; and

(c) Pledgor has and will defend the title to the Pledged Collateral and the liens and security interests of Pledgee in the Pledged Collateral against the claim of any Person and will maintain and preserve such liens and security interests.

7. Pledgor’s Rights.  As long as no Event of Default shall have occurred and be continuing and until written notice shall be given to Pledgor in accordance with Section 8(a) hereof:

(a) Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Notes, the Securities Purchase Agreement or any other Transaction Document or adverse to Pledgee; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of Pledgee in respect of the Pledged Collateral or which would authorize, effect or consent to:

(i) the dissolution or liquidation, in whole or in part, of Company;

(ii) the consolidation or merger of Company with any other Person;

(iii) the sale, disposition or encumbrance of all or substantially all of the assets of Company;

(iv) any change in the authorized number of shares, the stated capital or the authorized share capital of Company or the issuance of any additional shares of its stock or other equity interests; or

(v) the alteration of the voting rights with respect to the stock or other equity interests of Company; and

(b)           (i)           Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Shares to the extent not in violation of the Notes and Securities Purchase Agreement other than any and all: (A) dividends and interest paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral;  (B) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of Company; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such distributions shall remain subject to the lien and security interest created by this Agreement; and

 (ii)           all dividends and interest (other than such cash dividends and interest as are permitted to be paid to Pledgor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Shares, whenever paid or made, shall be delivered to Pledgee to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Pledgee, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

8. Defaults and Remedies; Proxy.

(a) If any Event of Default shall have occurred and by continuing, and  concurrently with written notice to Pledgor, Pledgee (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though Pledgee was the outright owner thereof (provided that, to the extent any such Pledged Collateral is not of the type that could threaten to decline speedily in value or is not of a type sold on a recognized market, Pledgee shall provide ten (10) business days’ notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice Pledgor agrees is commercially reasonable)).  Any sale shall be made at a public or private sale at Pledgee’s place of business, or at any place to be named in the notice of sale (if any), either for cash or upon credit or for future delivery at such price as Pledgee may deem fair, and Pledgee may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption.  Each sale shall be made to the highest bidder, but Pledgee reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate.  Demands of performance and, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Pledgee.

PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS PLEDGEE AS THE PROXY AND ATTORNEY-IN-FACT OF PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE THE PLEDGED SHARES, WITH FULL POWER OF SUBSTITUTION TO DO SO.  THE APPOINTMENT OF PLEDGEE AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE PAYMENT IN FULL IN CASH OF ALL SECURED OBLIGATIONS AND TERMINATION OF ALL COMMITMENTS (IF ANY)  UNDER THE TRANSACTION DOCUMENTS.  IN ADDITION TO THE RIGHT TO VOTE THE NOTES AND PLEDGED SHARES, THE APPOINTMENT OF PLEDGEE AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED SHARES WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED SHARES ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED SHARES OR ANY OFFICER OR AGENT THEREOF); PROVIDED THAT PLEDGEE SHALL NOT EXERCISE ANY PROXY OR RIGHTS AS ATTORNEY IN FACT UNLESS SUCH AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING.  NOTWITHSTANDING THE FOREGOING, PLEDGEE SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

(b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all of the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Pledgee, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all of the Secured Obligations, Pledgee may, on one or more occasions and in its discretion, postpone any of said sales; provided that, to the extent any such Pledged Collateral is not of the type that could threaten to decline speedily in value or is not of the type sold on a recognized market, such sale shall be postponed by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, further, that any sale or sales made after such postponement shall be after ten (10) business days’ notice to Pledgor.

(c) If, at any time when Pledgee shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (or any similar statute then in effect) (the “Act”) Pledgee may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected.  Without limiting the generality of the foregoing, in any such event, Pledgee in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof.  In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then Pledgee shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

(i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

(ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

(iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person’s access to financial information about Pledgor and such Person’s intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

(iv) as to such other matters as Pledgee may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.

(d) Pledgor recognizes that Pledgee may be unable to effect a public sale of any or all of the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (c) above.  Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private.  Pledgee shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Company to register such securities for public sale under the Act, or under applicable state securities laws, even if Pledgor and the Company would agree to do so.

(e) Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so.  Pledgor agrees that it will not interfere with any right, power and remedy of Pledgee provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Pledgee of any one or more of such rights, powers or remedies.  No failure or delay on the part of Pledgee to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by Pledgee with respect to any such remedies shall operate as a waiver thereof, or limit or impair Pledgee’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.

(f) Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Pledgee, that Pledgee shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

9. Waiver.  No delay on Pledgee’s part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by Pledgee with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Pledgee’s right to take any action or to exercise any power of sale, lien, option, or any other right hereunder, without notice or demand, or prejudice Pledgee’s rights as against Pledgor in any respect.

10. Assignment.  Pledgee may assign, endorse or transfer any instrument evidencing all or any part of the Secured Obligations, and the holder of such instrument shall be entitled to the benefits of this Agreement.

11. Termination.  Promptly following the payment in full in cash of all Secured Obligations and termination of all commitments (if any) under the Transaction Documents, Pledgee shall deliver to Pledgor the Pledged Collateral pledged by Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the liens hereof and, except as otherwise provided herein, all of Pledgor’s obligations hereunder shall at such time terminate.

12. Lien Absolute.  All rights of Pledgee hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of the Notes, the Securities Purchase Agreement, any other Transaction Document or any other agreement or instrument governing or evidencing any Secured Obligations;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Notes, the Securities Purchase Agreement, any other Transaction Document or any other agreement or instrument governing or evidencing any Secured Obligations;

(c) any exchange, release or non-perfection of any other Pledged Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

(d) the insolvency of Company or any other obligor or guarantor of any obligations under the Transaction Documents; or

(e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor other than payment and performance in full of the secured obligations.

13. Release.  Pledgor consents and agrees that Pledgee may at any time, or from time to time, in its discretion:

(a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations; and

(b) exchange, release and/or surrender all or any of the collateral securing the Secured Obligations (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Pledgee in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Pledgee may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Pledged Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Notes, or any other agreement governing any Secured Obligations.  Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor.  No act or omission of any kind on Pledgee’s part shall in any event affect or impair this Agreement.

14. Reinstatement.  This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor or Company for liquidation or reorganization, should Pledgor or Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor’s or Company’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

15. Miscellaneous.

(a) Pledgee may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

(b) Pledgor agrees to promptly reimburse Pledgee for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by Pledgee in connection with the administration and enforcement of this Agreement.

(c) Neither Pledgee, nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

(d) THIS AGREEMENT SHALL BE BINDING UPON PLEDGOR AND THE HEIRS, LEGATEES, SUCCESSORS AND ASSIGNS OF PLEDGOR (INCLUDING, WITHOUT LIMITATION, ANY RECEIVER, EXECUTOR, TRUSTEE OR ADMINISTRATOR OF PLEDGOR’S ESTATE) , AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, PLEDGEE AND ITS SUCCESSORS AND ASSIGNS, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT IN WRITING DULY SIGNED FOR AND ON BEHALF OF PLEDGEE AND PLEDGOR.  THIS AGREEMENT SHALL NOT TERMINATE OR BE REVOKED UPON THE DEATH OF PLEDGOR, NOTWITHSTANDING ANY KNOWLEDGE BY PLEDGEE OF PLEDGOR’S DEATH.

16. Severability.  If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

17. Notices.  Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person or sent by registered or certified mail, return receipt requested, with proper postage prepaid, or by facsimile transmission and confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided herein:

If to Pledgee at:	Worldwide Stock Transfer LLC
433 Hackensack Ave
Level L
Hackensack, NJ 07601
Attn: Jonathan Gellis
Tel.: (201) 820-2008
Fax: (201) 820-2010

With a copy to:	__________________________
__________________________
__________________________
Attention:
Fax:

If to Pledgor, at:	Ads in Motion, Inc.
159 South Street
Morristown, NJ 07960
Attn: Jordan Glatt, President
Tel.: 973-984-7998
Fax: 973-984-9508

With a copy to:	Anslow + Jaclin, LLP
195 Route 9 South
Manalapan, NJ 07226
Attn: Gregg E. Jaclin, Esq.
Tel.: 732-409-1212
Fax: 732-577-1188

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.

18. Section Titles.  The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

19. Counterparts.  This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

PLEDGOR:

/s/ Jordan Glatt
Name: Jordan Glatt

PLEDGEE:

Worldwide Stock Transfer LLC

By:	/s/ Jonathan Gellis
Name:	Jonathan Gellis
Title:	President

I acknowledge that I have read this Agreement and I understand its contents. I am aware that certain assets that I have an interest in may be realized upon to satisfy the relevant obligations described in the Agreement and I hereby (i) consent thereto, (ii) agree that I will take no action to hinder such realization and (iii) agree that I have had the opportunity to consult with counsel with respect thereto.

____________________

{Spouse}

SCHEDULE I

PLEDGED SHARES

Company	Class of Stock	Stock Certificate Number	Number of Shares	Percentage of Outstanding Shares
Ads in Motion, Inc.	Common		11,075,325	69.5%